UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 19, 2016

GORDMANS STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34842	26-3171987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1926 South 67th Street

Omaha, Nebraska 68106

(Address of principal executive offices, zip code)

(402) 691-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Gordmans Stores, Inc. (the “Company”) is furnishing this Current Report on Form 8-K/A to amend its Current Report on Form 8-K furnished on August 19, 2016 in order to correct the Company’s unaudited Condensed Consolidated Financial Statements as of July 30, 2016 and for the twenty-six weeks then ended, which was included in the press release the Company issued on August 19, 2016 relating to the Company’s second quarter 2016 financial results.

Subsequent to the issuance of the press release, the Company determined that a balance sheet reclassification reducing its current income tax receivable and long-term deferred income taxes was necessary. The balance sheet reclassification has no impact to the results of earnings previously reported. Current income tax receivable was $1.3 million as of July 30, 2016 instead of $5.9 million previously reported. Deferred income taxes, a noncurrent liability, were $12.7 million as of July 30, 2016 instead of $17.3 million previously reported. The impact of these changes have been adjusted in the Condensed Consolidated Statement of Cash Flows for the twenty-six weeks ended July 30, 2016, which has no net change to the net cash used in operating activities for the period.

Attached hereto as Exhibit 99.1 is an updated copy of the balance sheet and cash flows financial tables to the press release reflecting the corrected income tax receivable and deferred income taxes in the Condensed Consolidated Balance Sheet as of July 30, 2016 and the Condensed Consolidated Statement of Cash Flows for the twenty-six weeks then ended.

The information, including Exhibit 99.1, in this Form 8-K/A is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K/A shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing. The filing of this Form 8-K/A and the furnishing of the information contained herein is not intended to, and does not, constitute a determination or admission by the Company as to the materiality of any information contained herein or in any exhibit hereto or that the information provided includes material investor information that was not previously publically available.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Updated Financial Tables to the Press Release of Gordmans Stores, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDMANS STORES, INC.

Date: September 2, 2016	By:	/s/ James B. Brown
		Name:	James B. Brown
		Title:	Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary

EXHIBIT INDEX

99.1	Updated Financial Tables to the Press Release of Gordmans Stores, Inc.